Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
   PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Second Stage Ventures, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zennie Morris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

                                           /s/ Zennie Morris
                                         -------------------------------
                                         Zennie Morris, President
                                         (Principal Executive Officer)



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
   PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Second Stage Ventures, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Blair Mills, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

                                       /s/ Blair Mills
                                     ----------------------------------------
                                     Blair Mills, Secretary and Treasurer
                                     (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Second Stage Ventures Inc. and will be retained by Second Stage Ventures Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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